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                                                                   EXHIBIT 10.1


                                      AGREEMENT


This Agreement is made and entered into as of the 23rd day of February, 1998, by and among Amarillo Mesquite Grill, Inc., a Kansas corporation (hereinafter referred to as "Amarillo") and Robert A. Geist, C. Howard Wilkins, Jr., the Wilkins Family Foundation, Inc., General Resources, L.P., Tom Devlin and Andy Mouland (herein collectively referred to as "Shareholders" and each individually referred to as a "Shareholder").

                                       RECITALS

A. The parties hereto own all the issued and outstanding stock of AMG, Inc., a Kansas corporation, with each party owning the following number of shares:

          Amarillo Mesquite Grill, Inc.      480
          Robert A. Geist                    250
          C. Howard Wilkins, Jr.             230
          Wilkins Family Foundation, Inc.     10
          General Resources, L.P.             10
          Tom Devlin                          10
          Andy Mouland                        10

B. Each of the Shareholders, desires to transfer his shares to Amarillo, resulting in Amarillo being the sole shareholder of AMG, Inc. and AMG, Inc. being the wholly owned subsidiary of Amarillo.

C. Amarillo wishes to own all of the issued and outstanding common stock of AMG, Inc. and desires to transfer shares of its own common stock to each of the Shareholders, in exchange for the transfer by each Shareholder of his stock in AMG, Inc. to Amarillo.

NOW THEREFORE, in consideration of the premises and the covenants herein contained, the parties, intending to be legally bound, hereby agree as follows:

     1. Subject to the terms and conditions set forth in this Agreement, each Shareholder agrees to transfer to Amarillo and Amarillo agrees to acquire from each Shareholder at the closing, the number of shares of AMG, Inc. set forth opposite each Shareholder's name below, with such transfer and acquisition to be effective as of February 23, 1998, at 12:01 a.m. (the "Effective Date"):
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               SHAREHOLDER                      NUMBER OF SHARES

               Robert A. Geist                         250
               C. Howard Wilkins, Jr.                  230
               Wilkins Family Foundation, Inc.          10
               General Resources, L.P.                  10
               Tom Devlin                               10
               Andy Mouland                             10

The number of shares of AMG, Inc. to be transferred by each Shareholder hereunder shall, as to such Shareholder, be referred to as the "Shares."

     2. PAYMENT FOR SHARES. In payment for the Shares to be transferred by each Shareholder to Amarillo, Amarillo agrees to issue to each Shareholder, at the closing, the number of shares of Amarillo's common stock set forth opposite such Shareholder's name below with such transfer to be effective as of the Effective Date.

               SHAREHOLDER                      NUMBER OF SHARES

               Robert A. Geist                      216,000
               C. Howard Wilkins, Jr.               198,000
               Wilkins Family Foundation, Inc.        9,000
               General Resources, L.P.                9,000
               Tom Devlin                             9,000
               Andy Mouland                           9,000

     3. CLOSING. The closing of the transaction shall take place at the offices of Amarillo on March 2, 1998, at 1:00 p.m., or such other place, date and time as the parties may agree to in writing. At the closing, each Shareholder will deliver to Amarillo certificates evidencing all of the Shares owned by such Shareholder, accompanied by a duly executed stock power. Simultaneously with such delivery by the Shareholders, Amarillo will deliver to each Shareholder, certificates evidencing the number of Amarillo shares to be received by such Shareholder, as set forth above.

     4. SHAREHOLDER'S REPRESENTATIONS AND WARRANTIES. Each Shareholder severally represents and warranties to Amarillo that (i) such Shareholder is the owner, free and clear of all liens, encumbrances, security interests, equities and claims whatsoever, of all of the Shares being transferred by him, and, upon consummation of the transactions contemplated by this Agreement, Amarillo will be owner of all of the Shares transferred by him, free and clear of all liens, encumbrances, security interests, equities and claims created by such Shareholders, and (ii) each Shareholder has the power and


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          legal capacity to enter into and perform this Agreement and the transactions contemplated hereby.

     5. AMARILLO'S REPRESENTATIONS AND WARRANTIES. Amarillo represents and warrants to each Shareholder that (i) Amarillo has the power and authority to execute this Agreement and to perform its obligations hereunder, (ii) its performance hereunder has been duly authorized by all necessary corporate action, (iii) the person executing this Agreement on behalf of Amarillo is duly authorized to so execute, (iv) upon the issuance of the Shares of Amarillo stock to the Shareholders, all of such Amarillo stock shall be duly and validly authorized and issued and fully paid and non-assessable, and (v) upon the issuance of Shares of Amarillo stock to the Shareholders all of such Amarillo stock shall be free and clear of all liens, encumbrances, security interests, equities and claims unless created by a Shareholder.

     6. RESIGNATION. Each Shareholder agrees, upon request of Amarillo, to resign as a director and/or officer of AMG, Inc., effective as of the Effective Date.

     7. FURTHER ASSURANCE. Each party hereto agrees that it will, from time to time, as may be reasonably requested by any other party hereto, execute, acknowledge, obtain and deliver such documents, consents and other instruments as may be required in order to complete and effect the transactions contemplated by this Agreement.

     8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The covenants, representations and warranties herein contained shall survive the closing of this Agreement.

     9. MISCELLANEOUS. This Agreement and the documents provided for herein contain the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings with respect thereto. This Agreement may only be amended by a written document, duly executed by all parties hereto. This Agreement shall be governed by and construed in accordance with the laws of the State of Kansas. This Agreement shall inure to the benefit of and shall be binding upon the respective successors, heirs, administrators, executors, personal representatives, trustees and assigns of the parties hereto. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.


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     10.  COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

                              AMARILLO MESQUITE GRILL, INC.

                              By:  /s/ Chris F. Hotze
                                   --------------------------------------
                                   President, Chairman of the Board
                                   and Director

                                   /s/ C. Howard Wilkins, Jr.
                                   --------------------------------------

                              WILKINS FAMILY FOUNDATION, INC.

                              By:  /s/ C. Howard Wilkins, Jr.
                                   --------------------------------------

                              GENERAL RESOURCES, L.P.

                              By:  /s/ C. Howard Wilkins, Jr.
                                   --------------------------------------
                                   General Partner

                                   /s/ Tom Devlin
                                   --------------------------------------

                                   /s/ Andy Mouland
                                   --------------------------------------




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